 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2020 (May 18, 2020)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)
(412) 288-4600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	GNC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)  GNC Holdings, Inc. (the “Company”) held its annual meeting of stockholders on May 18, 2020.

(b)  Three proposals were submitted by the Company’s Board of Directors (the “Board”) to a vote of stockholders, and the final results of the voting on each proposal are noted below. The Company’s stockholders elected each of the Board’s eleven nominees for director for terms that expire at the Company’s 2021 annual meeting of stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 8, 2020; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2020.

Proposal No. 1- Election of Directors

Nominee	For	Withhold/Abstain	Broker Non-Vote
Hsing Chow	74,340,558	10,375,704	23,698,137
Alan D. Feldman	75,248,520	9,467,742	23,698,137
Michael F. Hines	75,894,373	8,821,889	23,698,137
Amy B. Lane	72,166,825	12,549,437	23,698,137
Rachel Lau	76,086,931	8,629,331	23,698,137
Philip E. Mallott	68,300,955	16,415,307	23,698,137
Kenneth A. Martindale	75,857,887	8,858,375	23,698,137
Michele S. Meyer	72,283,660	12,432,602	23,698,137
Robert F. Moran	75,715,497	9,000,765	23,698,137
Alan Wan	74,430,813	10,285,449	23,698,137
Yong Kai Wong	74,429,304	10,286,958	23,698,137

Proposal No. 2- Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
63,275,927	21,029,102	411,233	23,698,137

Proposal No. 3- Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
106,185,180	1,272,372	956,847	--

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GNC HOLDINGS, INC.
Date: May 19, 2020
By: /s/ Tricia K. Tolivar
Name: Tricia K. Tolivar  Title: Executive Vice President and Chief Financial Officer